SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

INTAC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other jurisdiction of Incorporation)	000-32621 (Commission File Number)	98-0336945 (IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza

788 Cheung Sha Wan Road

Kowloon, Hong Kong

(Address of principal executive offices, including zip code)

011 (852) 2385-8789

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            Other Events.

In a press release dated March 22, 2007, INTAC International, Inc. announced that HSW International, Inc. has filed a Form S-4 Registration Statement with the U.S. Securities and Exchange Commission (“SEC’) in connection with its merger transaction with INTAC International.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.            Financial Statements and Exhibits.

(d)               Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated March 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

By:	/s/ J. David Darnell
Name: J. David Darnell
Title: Senior Vice President and Chief Financial Officer

Dated:  March 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 22, 2007.